SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ x ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the Commission

[  ]  Definitive Proxy Statement                               Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

SANTA FE GOLD CORPORATION

(Name of Registrant as Specified in Its Charter)

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[X] No fee required.

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(1) Title of each class of securities to which transaction applies:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by

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the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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SANTA FE GOLD CORPORATION

3544 Rio Grande Blvd. NW

Albuquerque, NM  87107

December __, 2018

To Our Stockholders:

You are cordially invited to attend the Special Meeting of stockholders of Santa Fe Gold Corporation to be held at Holiday Inn Express Airport, 1921 Yale Blvd. SE, Albuquerque, NM 87106, at 11:00 a.m., Mountain Time, January 11, 2019 to act on the following matters:

•Approval to amend our Certificate of Incorporation to increase the authorized shares of Common Stock that we have authority to issue from 300,000,000 shares to 550,000,000 shares; and

•Remove Thomas Laws as a director.

Information about the Special Meeting, including the matters on which stockholders will act, may be found in the notice of special meeting and Proxy Statement accompanying this letter. We look forward to greeting in person as many of our stockholders as possible.

Only stockholders who own shares of our Common Stock, at the close of business on November 19, 2018, are entitled to notice of and to vote at the Special Meeting.  All stockholders are cordially invited to attend the Special Meeting in person. However, to assure your representation at the Special Meeting, you are urged to submit your proxy as promptly as possible according to the enclosed instructions, whether or not you plan to attend the Special Meeting. Submission of a proxy does not disqualify a stockholder from attending the Special Meeting and voting in person.

Sincerely yours,

/s/Frank Mueller

Frank Mueller

Chief Financial Officer and Director

SANTA FE GOLD CORPORATION

3544 Rio Grande Blvd. NW

Albuquerque, NM  87107

_____________________________________________________

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

_____________________________________________________

The Special Meeting of Stockholders of Santa Fe Gold Corporation will be held at Holiday Inn Express Airport, 1921 Yale Blvd. SE, Albuquerque, NM 87106, at 11:00 a.m., Mountain Time, January 11, 2019, for the following purpose:

•Approval to amend our Certificate of Incorporation to increase the authorized shares of Common Stock that we have authority to issue from 300,000,000 shares to 550,000,000 shares; and

•Remove Thomas Laws as a director.

These business items are described more fully in the Proxy Statement accompanying this Notice. Only stockholders who owned our Common Stock at the close of business on November 19, 2018, can vote at this meeting or any adjournments that may take place. All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign and return the enclosed proxy as promptly as possible in the manner described herein, for that purpose. Your stock will be voted in accordance with the instructions you have given. Any stockholder attending the meeting may vote in person even if he or she has previously returned a proxy. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to attend and vote in person at the meeting, you must obtain from the record holder a proxy issued in your name.

By Order of the Board of Directors,

/s/Frank Mueller

Frank Mueller

Chief Financial Officer and Director

Dated: December __, 2018

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE SO THAT YOUR SHARES WILL BE VOTED IF YOU ARE NOT ABLE TO ATTEND THE SPECIAL MEETING.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD, AND RETURN IT TO COLONIAL STOCK TRANSFER COMPANY, INC., ATTENTION AMY PARKER, VIA EMAIL TO ANNUALMEETING@COLONIALSTOCK.COM, FACSIMILE TO (801) 355-6505 OR MAIL TO 66 EXCHANGE PLACE, 1ST FLOOR, SALT LAKE CITY, UT  84111 OR ONLINE AT WWW.COLONIALSTOCK.COM/PROXY-VOTING-INSTRUCTIONS.COM.

SANTA FE GOLD CORPORATION

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 11, 2019

INFORMATION CONCERNING SOLICITATION AND VOTING

The board of directors (the “Board”) of Santa Fe Gold Corporation (“we,” “us,” “our” or the “Company”) is soliciting proxies in the form enclosed with this proxy statement (“Proxy Statement”) for use at the special meeting (the “Special Meeting”) of stockholders of the Company to be held on January 11, 2019 at 11:00 A.M. mountain time at Holiday Inn Express Airport, 1921 Yale Blvd. SE, Albuquerque, NM 87106, and at any adjournment or postponement thereof. The Company will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees of the Company, without additional remuneration, in person or by telephone, by mail, electronic transmission and facsimile transmission. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of our Common Stock, par value $0.002 (the “Common Stock”), in their names and the Company will reimburse them for their reasonable out-of-pocket expenses for this service.

Only stockholders of record at the close of business on November 19, 2018 (the “Record Date”) are entitled to vote at the Special Meeting. As of the Record Date, there were issued and outstanding 281,928,117 shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote on all matters properly coming before the Special Meeting. All properly executed, unrevoked proxies on the enclosed form of proxy that are received in time will be voted in accordance with the stockholder’s directions and, unless contrary directions are given, will be voted for the proposals (the “Proposals”) described below. Anyone giving a proxy may revoke it at any time before it is exercised by giving the Board written notice of the revocation, by submitting a proxy bearing a later date or by attending the Special Meeting and voting in person.

The presence in person or by properly executed proxies of holders representing one-third of the issued and outstanding shares of the Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Special Meeting. Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspector of elections appointed for the Special Meeting, who will determine whether or not a quorum is present. Shares of Common Stock represented by proxies that are marked “abstain” will be included in the determination of the number of shares present and voting for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are not counted as voted either for or against the Proposals. Brokers holding Common Stock for beneficial owners in “street name” must vote those shares according to specific instructions they receive from the owners. However, brokers have discretionary authority to vote on “routine” matters. Absent specific instructions from the beneficial owners in the case of “non-routine” matters, the brokers may not vote the shares. “Broker non-votes” result when brokers are precluded from exercising their discretion on certain types of proposals. Shares that are voted by brokers on some but not all of the matters will be treated as shares present for purposes of determining the presence of a quorum on all matters, but will not be treated as shares entitled to vote at the Special Meeting on those matters as to which instructions to vote are not provided by the owner.

The Board has adopted and approved the Proposals set forth herein as being in the best interest of the Company and recommends that the Company’s stockholders vote “FOR” the Proposals.  This Proxy Statement, the accompanying Notice of Special Meeting and the form of proxy have been first sent to the stockholders on or about December __, 2018.

QUESTION AND ANSWER SUMMARY: ABOUT THE SPECIAL MEETING

Why am I receiving these proxy materials?

You are receiving these proxy materials from us because you were a stockholder of record of Santa Fe Gold Corporation at the close of business on the Record Date (November 19, 2018). As a stockholder of record, you are invited to attend the Special Meeting and are entitled to and requested to vote on the items of business described in this Proxy Statement.

What is being voted on at the Special Meeting?

The Board is asking stockholders to consider two items at this Special Meeting of stockholders:

•To approve an amendment of the Company’s current Certificate of Incorporation to increase the number of authorized shares of Common Stock from 300,000,000 to 550,000,000; and

•To remove Thomas Laws as a director.

Who can vote at the Special Meeting?

The Board has set November 19, 2018 as the Record Date for the Special Meeting. Only persons holding shares of our Common Stock of record at the close of business on the Record Date will be entitled to receive notice of and to vote at the Special Meeting. Each share of our Common Stock will be entitled to one vote per share on each matter properly submitted for vote to our stockholders at the Special Meeting. On the Record Date, there were 281,928,117 shares of our Common Stock outstanding held by a total of approximately 829 stockholders of record.

What constitutes a quorum for the Special Meeting?

To constitute a quorum for the Special Meeting, we need one-third of the issued and outstanding shares of Common Stock entitled to vote to be present, in person or by proxy, including votes as to which authority to vote is withheld, holders of shares of Common Stock abstaining, and broker non-votes (where a broker submits a proxy but does not have authority to vote a customer’s shares of Common Stock on one or more matters) on the Proposals, all of which will be considered present at the Special Meeting for purposes of establishing a quorum for the transaction of business at the Special Meeting.

How do I vote?

Registered Stockholders have three voting options: (1) voting at the Special Meeting; (2) completing and sending in the enclosed proxy card via mail, email or facsimile; or (3) casting a vote on the Internet for such shares.

How do I cast my vote on the internet?

Go online at www.colonialstock.com/SFG2018.

If you vote by Internet, please do not send your proxy card.

Should you have any questions, or need additional assistance with electronic voting, contact Colonial Stock Transfer Company, Inc. at (801) 355-5740 (9:00-5:00 MST).

To whom and how do I send the enclosed proxy card?

There are several ways to submit your proxy card, including by

•by signing and e-mailing your proxy card to the Company’s transfer agent, annualmeeting@colonialstock.com, Attn: Amy Parker;

•by signing and faxing your proxy card to the Company’s transfer agent at (801) 355-6505, Attn: Amy Parker; or

•by signing your proxy card and mailing it to the Company’s transfer agent at Colonial Stock Transfer Company, Inc., Attn: Amy Parker, 66 Exchange Place, 1st floor, Salt Lake City, UT  84111.

If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in a “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the

Special Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

How many votes do I have?

Each record holder of Common Stock is entitled to one vote per share of Common Stock.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary or President, at the address indicated above, either a written notice of revocation, a duly executed proxy bearing a later date, or if you vote in person at the Special Meeting. The powers of the proxy holders will be suspended if you attend the Special Meeting in person and so request. However, attendance at the Special Meeting will not by itself revoke a previously granted proxy.

Any written notice of revocation sent to us must include the stockholder’s name and must be received prior to the Special Meeting to be effective.

What vote is required to approve the Proposals?

To approve the (i) amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock and (ii) the removal of Mr. Laws as a director, we must receive the affirmative vote of a majority of all of the shares of our Common Stock issued and outstanding and entitled to vote for the Proposals to be approved.  This means that an abstention or a failure to submit a proxy or vote in person at the Special Meeting will have the same effect as a vote “Against” the Proposals.

No stockholder will have appraisal or dissenters rights with respect to the Proposals.

What is a “broker non-vote”?

Under the rules that govern brokers who have record ownership of shares that are held in street name for their clients, who are the beneficial owners of the shares, brokers have the discretion to vote such shares on routine matters (such as ratification of the appointment of independent accountants), but not on non-routine matters (such as stockholder proposals). Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “FOR” routine matters but not non-routine matters. A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine.

How are broker non-votes counted?

Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but they will not be counted in tabulating the voting result for the Proposals.  As described above, a broker non-vote will have the same effect as a vote “Against” the Proposals.

How are abstentions counted?

If you return a proxy card that indicates an abstention from voting on the Proposals, the shares represented will be counted for the purpose of determining both the presence of a quorum and the total number of votes cast with respect to the Proposals, but they will not be voted on any matter at the Special Meeting. In the absence of controlling precedent to the contrary, we intend to treat abstentions in this manner. As described above, an abstention will have the same effect as a vote “Against” the Proposals.

How does the Board recommend that I vote?

Our Board unanimously recommends that our stockholders vote “FOR” the Proposals to be presented at the meeting.

Other Matters

If you hold your shares of Common Stock in street name, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares of Common Stock may not be voted on the Proposals and will not be counted in determining the number of shares of Common Stock necessary for approval. Shares of Common Stock represented by such broker non-votes will, however, be counted in determining whether there is a quorum.

The Company’s transfer agent is Colonial Stock Transfer Company, Inc. Votes cast by proxy will be counted by Colonial Stock Transfer Company, Inc.  Votes cast by persons attending the Special Meeting will be counted by the independent person that we will appoint to act as election inspector for the Special Meeting.  The cost of soliciting proxies will be borne by the Company.  In addition to soliciting stockholders by mail and through its regular employees, the Company will request that banks and brokers and other persons representing beneficial owners of the shares forward the proxy solicitation material to such beneficial owners and the Company may reimburse these parties for their reasonable out-of-pocket costs.  The Company may use the services of its officers, directors and others to solicit proxies, personally or by telephone, facsimile or electronic mail, without additional compensation.

Neither Delaware law nor our Certificate of Incorporation or bylaws provide our stockholders with dissenters’ rights in connection with the amendment of the Certificate of Incorporation.

PROPOSAL I – APPROVAL OF AN AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES

Our Board proposes that you approve an amendment of our Certificate of Incorporation to increase the number of authorized shares of Common Stock from the current 300,000,000 shares to a new total of 550,000,000 shares.  The current issued and outstanding number of shares of Common Stock is 281,928,117.  We have reserved 15,321,635 shares to be issued under an existing transfer agent reservation (4,520,000 shares are underlying outstanding warrants and options exercisable at prices ranging from $0.07 to $0.15, the latest of which expires in February 2020) and the Company is required to issue 71,840,345 shares of Common Stock (53,840,345 shares as a result of $4,307,229 of funding raised between July 2017 and May 2018 at a price of $0.08 per share). We have no current plans to issue any other shares of Common Stock.

Reasons for Amendment to Certificate of Incorporation

Currently, the Company’s Certificate of Incorporation authorizes the issuance of 300,000,000 shares of Common Stock.  As of the Record Date, there were 281,928,117 shares of Common Stock issued and outstanding, we have reserved 15,321,635 shares to be issued under an existing transfer agent reservation and 71,840,345 shares of Common Stock that are required to be issued.  As of the Record Date, we have 2,750,248 available shares of Common Stock authorized for issuance.

The Board is considering, and will continue to consider, various financing options, including the issuance of Common Stock or securities convertible into Common Stock, from time to time to raise additional capital necessary to support future growth of the Company. As a result of the increase in authorized shares of Common Stock, the Board will have more flexibility to pursue opportunities to engage in possible future capital market transactions involving Common Stock or other securities convertible into Common Stock, including, without limitation, public offerings or private placements of Common Stock or securities convertible into Common Stock.

In addition, the Company’s growth strategy may include the pursuit of selective acquisitions to execute our business plan. The Company could also use the additional Common Stock for potential strategic transactions, including, among other things, acquisitions, strategic partnerships, joint ventures, business combinations and investments.

We do not presently have any agreements, commitments or arrangements regarding the 250,000,000 shares of our Common Stock that would be newly authorized upon the increase to our authorized Common Stock, other than our plan to issue 71,840,345 shares of Common Stock immediately upon approval of the amendment to increase the number of authorized common shares, if so approved.  The Common Stock does not have any cumulative voting, preemptive, subscription or conversion rights.

The Effects, if any, on the Increase in the Company’s authorized shares of Common Stock

The amendment will not affect the relative voting power or equity interest of any stockholder, except that the 71,840,345 shares of Common Stock to be issued upon approval of the amendment to increase the number of authorized common shares, if so approved, will dilute the relative voting power of the Company shares of Common Stock currently outstanding. However, additional shares of Common Stock would continue to be available for issuance from time to time in the future.  The shares issued, pursuant to the increase in the authorized shares, will dilute the percentage ownership interest of existing holders of our Common Stock and the value of the shares held by such stockholders may be diluted.

The Company’s Certificate of Incorporation presently authorizes 300,000,000 shares of Common Stock. The adoption of the amendment to the Company’s Certificate of Incorporation will increase the authorized number of shares of Common Stock from 300,000,000 to 550,000,000.

For illustrative purposes only, the following table shows the effect on our authorized shares of Common Stock as a result of the amendment:

	On Record Date	Adoption of Amendment
Authorized Shares of Common Stock	300,000,000	550,000,000
Issued and Outstanding Shares of Common Stock(1)	281,928,117	281,928,117
Issued and Outstanding Shares of Common Stock, and Pro forma Issued and Outstanding Shares of Common Stock (2)	281,928,117	353,768,462
Shares of Common Stock available for future issuance(3)	2,750,248	180,909,903

_________________

(1)This does not include (i) 15,321,635 shares to be issued under an existing transfer agent reservation and (ii) 71,840,345 shares of Common Stock that are required to be issued once the amendment to the certificate of incorporation is effective.

(2)This does not include 15,321,635 shares to be issued under an existing transfer agent reservation, but does include 71,840,345 shares of Common Stock that are required to be issued once the amendment to the certificate of incorporation is effective.

(3)Assumes issuance of (i) 15,321,635 shares to be issued under an existing transfer agent reservation and (ii) 71,840,345 shares of Common Stock that are required to be issued once the amendment to the certificate of incorporation is effective.

As a result of the amendment, additional shares of Common Stock will be available from time to time in the future, for any proper corporate purpose, including equity financings, stock splits, stock dividends, acquisitions, stock option plans and other employee benefit plans, and for strategic transactions. We believe that the availability of the additional shares will provide us with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment.

The increased proportion of unissued authorized shares to issued shares could also, under certain circumstances, have an anti-takeover effect.  For example, the issuance of a large block of Common Stock could dilute the ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction.  However, the increase in authorized capital stock has not been authorized in response to any effort of which the Company is aware to accumulate shares of our capital stock to obtain control of the Company. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company.

The Board does not currently contemplate recommending the adoption of any other amendments to our Certificate of Incorporation that could be construed to reduce or interfere with the ability of third parties to take over or change the control of our Company.  Additionally, the Company has no current plans to use the newly authorized shares of Common Stock in connection with any merger, consolidation, or other business combination transaction.

Interest of the Directors and Executive Officers in the Increase in Authorized Capital Stock

The current officers and executive directors of the Company do not have any substantial interest, direct or indirect, in the amendment to our Certificate of Incorporation, other than the issuance of 18,000,000 shares to Mr. Adair, which shares are part of the 71,840,345 shares to be issued upon the amendment of the certificate of incorporation, if approved.

Form of Amendment of Article IV of the Certificate of Incorporation.

Attached hereto as Exhibit “A” is a form of amended Article Fourth to the Certificate of Incorporation and the only change from the existing Article Fourth is the change from authorized Common Stock of 300,000,000 shares to the authorized Common Stock of 550,000,000 shares.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 300,000,000 SHARES TO 550,000,000 SHARES.

PROPOSAL II – REMOVAL OF THOMAS LAWS AS A DIRECTOR

Our Board proposes that you approve the removal of Thomas Laws as a director.

Mr. Laws is a former chief executive officer of the Company who entered into a secured promissory note in the principal amount of $930,000 in favor of the Company on September 19, 2018, bearing interest at the annual rate of 4% and maturing September 30, 2018.  The Company requested Mr. Laws to execute the note as a result of a determination that he owed the Company money.  Subsequently, pursuant to a special committee investigation, it was determined that Mr. Laws owes the Company $1,335,046, excluding penalty and accrued interest, of which Mr. Laws has paid $375,000 to the Company, and the Company has credited Mr. Laws an additional $4,660 as a result of a credit.

In November 2018, Santa Fe filed a complaint in Luna County District Court, State of New Mexico, requesting a $930,000 money judgment against Mr. and Mrs. Laws, in addition to foreclosing on the mortgage Mr. and Ms. Laws granted to Santa Fe on real property to secure the promissory note located in Luna County, New Mexico.

In November 2018, Santa Fe filed a similar complaint in Grant County District Court, State of New Mexico, as Mr. and Mrs. Laws and XYZ Ranch Estates, LLC granted Santa Fe a deed of trust and a mortgage, respectively, on several pieces of real property in Grant County, New Mexico. Mr. Laws also granted Santa Fe a security agreement on an airplane located in Grant County, New Mexico.  The complaint in Grant County requested a money judgment in the amount of $930,000 against Mr. and Mrs. Laws, in addition to a request to foreclose on the assets pledged to us located in Grant County, New Mexico.

As a result of these financial transactions and ensuing litigation, the board of directors has concluded that it is in the best interest of the Company to remove Mr. Laws as a director.  The Company’s certificate of incorporation and bylaws require the approval from holders of a majority of the issued and outstanding shares of Common Stock in order to remove Mr. Laws.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE REMOVAL OF THOMAS LAWS AS A DIRECTOR.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of November 19, 2018, certain information regarding beneficial ownership of our Common Stock by: (i) each person known by us to be the beneficial owner of more than 5% of our outstanding Common Stock; (ii) each director and director-nominee; (iii) each named executive officer; and (iv) all executive officers and directors as a group. As of November 19, 2018 there were 281,928,117 shares of Common Stock issued and outstanding.

	Common Stock
Name and Address of Beneficial Owner	Shares		% of Class (1)
Boonyin Investments Pty Ltd (2) 66 Simmat Ave. Condell Park NSW, Australia 2000	36,030,019	(3)	12.8%(3)
Sulane Holdings Ltd. (4) Atu General Trust (BVI) Limited 3076 Sir Francis Drakes Hwy. P O Box 3463 RD Twn Tortola, BVI	22,632,360	(5)	8.0%(5)
Mark S. Johnson 740 Eagle Dr. Incline Village, NV 89451	15,200,000		5.4%
Erich Hofer (6) Turmstrasse 25 Pfaeffikon, Switzerland 8330	400,000	(7)	*
Tom Laws (8) 909 N. Hudson St. Silver City, NM 88061	--		--
Brian Adair (9) 2275 Swallow Hill Rd., Bldg. 400 Pittsburg, PA 15220	9,166,667	(10)	3.2%(10)
Frank Mueller (11) 3544 Rio Grande Blvd. N.W. Albuquerque, NM 87107	886,484		*
All officers and directors as a group (4 persons)	10,453,151	(12)	3.7%(12)

______________

*	Less than 1%

(1)Applicable percentage of ownership is based on 281,928,117 shares of Common Stock issued and outstanding (does not include 71,840,345 shares of Common Stock that we plan to issue upon approval of the amendment to the certificate of incorporation, if so approved), together with securities exercisable or convertible into shares of Common Stock within sixty (60) days for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants exercisable or convertible into shares of Common Stock, that are currently exercisable or exercisable within sixty (60) days of November 19, 2018 are deemed to be beneficially owned by the person holding such options or warrants for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)Includes Boonyin Investments Pty Ltd. as Trustee for Lim and Lim Super, a less than 5% holder of record.

(3)Does not include 33,906,572 shares of Company Common Stock to be issued upon approval of the amendment to the certificate of incorporation, if so approved.

(4)Includes Christian Mustad, Clarin Mustad and M. Christian Mustad, none of which are 5% or greater holders of record.

(5)Does not include 1,300,000 shares of Company Common Stock to be issued upon approval of the amendment to the certificate of incorporation, if so approved.

(6)Mr. Hofer is a Director of the Company.

(7)Includes 200,000 shares issuable exercise of outstanding stock options that are currently exercisable, 100,000 shares exercisable at $0.08 per share and the option expires in January 2019 and (ii) 100,000 shares exercisable at $0.07 per share and the option expires in January 2020.

(8)Mr. Laws is a Director of the Company.

(9)Mr. Adair is Chairman of the Board of the Company.

(10)Includes a warrant to purchase 3,000,000 shares at an exercise price of $0.15 per share and expiring in February 2019, but does not include 18,000,000 shares of Company Common Stock to be issued upon approval of the amendment to the certificate of incorporation, if so approved.

(11)Mr. Mueller is Chief Financial Officer and a Director of the Company.

(12)Includes 3,400,000 shares of Company Common Stock underlying derivative securities, but does not include 18,000,000 shares to be issued upon approval of the amendment to the certificate of incorporation, if so approved.

DESCRIPTION OF CAPITAL STOCK

Common Stock

The holders of Common Stock are entitled to one vote per share with respect to all matters required by law to be submitted to stockholders. The holders of Common Stock have the sole right to vote. The Common Stock does not have any cumulative voting, preemptive, subscription or conversion rights. Election of directors requires the affirmative vote of a plurality of shares represented at a meeting, and other general stockholder action (other than an amendment to our Certificate of Incorporation) requires the affirmative vote of a majority of shares represented at a meeting in which a quorum is represented. The outstanding shares of Common Stock are validly issued, fully paid and non-assessable.

The holders of Common Stock are entitled to receive dividends, if declared by our Board, out of funds legally available. In the event of liquidation, dissolution or winding up of the affairs of the Company, the holders of Common Stock are entitled to share ratably in all assets remaining available for distribution to them after payment or provision for all liabilities.

The authorized but unissued shares of our Common Stock are available for future issuance without stockholder approval. These additional shares may be used for a variety of corporate purposes, including future offerings to raise additional capital, corporate acquisitions and employee benefit plans. The existence of authorized but unissued shares of Common Stock may enable our Board to issue shares of stock to persons friendly to existing management, which may deter or frustrate a takeover of the Company.

Indemnification of Directors and Officers

Our certificate of incorporation and bylaws provide that we will indemnify our directors, officers, employees and agents to the extent and in the manner permitted by the provisions of the Delaware General Corporation Law, as amended from time to time (“DGCL”), subject to any permissible expansion or limitation of such indemnification, as may be set forth in any stockholders’ or directors’ resolution or by contract. We are also permitted to maintain insurance on behalf of any director, officer, employee or other agent for liability arising out of his actions, whether or not the DGCL would permit indemnification.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Proxy Statement includes forward-looking statements. You can identify the Company’s forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions.  The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecasted in the forward-looking statements.

The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date on the front of the document.

DIVIDEND POLICY

Dividends, if any, will be contingent upon our revenues and earnings, if any, capital requirements and financial conditions. The payment of dividends, if any, will be within the discretion of our Board. We intend to retain earnings, if any, for use in its business operations and, accordingly, the Board does not anticipate declaring any dividends in the foreseeable future.

ADDITIONAL INFORMATION

Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System.

THANK YOU FOR YOUR ATTENTION TO THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE SPECIAL MEETING.

By Order of the Board of Directors

/s/Frank Mueller

December __, 2018

Albuquerque, New Mexico

EXHIBIT “A”

FOURTH:  The total number of shares of all classes of stock which the Corporation shall have authority to issue is Five Hundred Fifty Million (550,000,000) shares consisting of common stock, $.002 par value per share (“Common Stock”).

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